UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2024

Sight Sciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40587	80-0625749
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4040 Campbell Avenue
Suite 100
Menlo Park, California	94025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 877 266-1144

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SGHT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Executive Officers

On January 30, 2024, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Sight Sciences, Inc. (the “Company”) approved annual base salaries and cash incentive bonus opportunities for the fiscal year ending December 31, 2024 (“Fiscal 2024”) for certain of the Company’s executive officers, including Paul Badawi, the Company’s President and Chief Executive Officer, Sam Park, the Company’s Chief Operating Officer, and Alison Bauerlein, the Company’s Chief Financial Officer and Treasurer.

Fiscal 2024 Base Salary

The annual base salary amounts received for fiscal year ended December 31, 2023 (“Fiscal 2023”) and to be received for Fiscal 2024 by Messrs. Badawi and Park and Ms. Bauerlein are set forth opposite their names in the table below:

Name	Annual Base Salary (Fiscal 2023)		Annual Base Salary (Fiscal 2024)
Paul Badawi	$610,000		$640,000
Sam Park	$410,000		$420,000
Alison Bauerlein	$410,000	(1)	$450,000

(1)	This amount reflects the annualized base salary as Ms. Bauerlein’s employment commenced in April 2023.

Fiscal 2024 Cash Incentive Program

The Company maintains an annual cash incentive program for all employees who are not eligible for commissions and who are otherwise eligible to participate in the program, including Messrs. Badawi and Park, and Ms. Bauerlein. The target bonus opportunity is set as a percentage of the participant’s base salary as determined by the Compensation Committee. The Compensation Committee approved the following Fiscal 2024 target bonus opportunities for Messrs. Badawi and Park and Ms. Bauerlein, as set forth opposite their respective names in the table below:

Name	Target Bonus Opportunity Percentage
Paul Badawi	90%
Sam Park	80%
Alison Bauerlein	80%

Fiscal 2024 Company Performance Goals

The Fiscal 2024 cash incentive program applicable to executive officers will be tied to achievement by the Company of specified predetermined milestones relating to revenue, adjusted operating expense, key reimbursement milestones, key clinical publications submitted and key research and development milestones.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sight Sciences, Inc.

Date: February 2, 2024	By:	/s/ Alison Bauerlein
Chief Financial Officer